Exhibit 99.1

PRESS RELEASE

Contacts:
Yvette Rudich (Media)	Kathy Guinnessey (Investors/Analysts)
Rudichy@dnb.com	Guinnesseyk@dnb.com
973.921.5986	973.921.5665

D&B Announces Strong First Quarter 2005 Results and Confirms Guidance

•	EPS Up 17 Percent Before Non-Core Gains and Charges, Up 11 Percent on a GAAP Basis

•	Core Revenue Up 9 Percent; Up 8 Percent Before Foreign Exchange, Reflecting 7 Percent Organic Revenue Growth

•	Total Revenue on a GAAP Basis was Down 1 Percent, Reflecting the Impact of Divested Businesses; Down 2 Percent Before Foreign Exchange

Short Hills, NJ – April 26, 2005 — D&B (NYSE: DNB), the leading provider of global business information, tools and business insight, today reported results for the first quarter ended March 31, 2005.

“In the first quarter, we delivered our sixth consecutive quarter of strong organic revenue growth with contributions from each of our solution sets,” said Steve Alesio, chief executive officer and president of D&B. “By leveraging our Blueprint for Growth strategy we were able to effectively address challenges in our business and deliver double-digit EPS growth and strong free cash flow.”

“We feel good about our performance because it clearly demonstrates that all elements of our strategy are working well,” Alesio continued. “By remaining focused on our strategy, I am confident we will continue to create value for our shareholders in 2005.”

PRESS RELEASE

First Quarter 2005 Results

Diluted earnings per share before non-core gains and charges for the quarter ended March 31, 2005, were $0.70, up 17 percent from $0.60 in the prior year quarter. On a GAAP basis, diluted earnings per share were $0.73, up 11 percent from $0.66 in the prior year quarter.

See attached Schedule 3 for a reconciliation of earnings per share before non-core gains and charges to earnings per share on a GAAP basis, as well as a definition of the non-GAAP financial measures that we use to evaluate our business.

Core revenue for the quarter was $341.3 million, up 9 percent compared with the prior year quarter. Core revenue was up 8 percent before the effect of foreign exchange with 7 of the 8 points due to organic growth.

Core revenue results for the first quarter of 2005 reflected the following by customer solution set:

•	Risk Management Solutions revenue of $232.1 million, up 9 percent (up 7 percent before the effect of foreign exchange);

•	Sales & Marketing Solutions revenue of $86.7 million, up 5 percent (up 4 percent before the effect of foreign exchange);

•	Supply Management Solutions revenue of $6.9 million, up 12 percent (up 11 percent before the effect of foreign exchange); and

•	E-Business Solutions revenue of $15.6 million, up 40 percent.

See attached Schedules 4 and 5 for additional detail.

Total revenue for the quarter was $341.3 million, down 1 percent compared with the prior year quarter (down 2 percent before the effect of foreign exchange). The decline in total revenue year-over-year was due to the impact of the divested

PRESS RELEASE

international businesses that had revenue of $30.6 million in the first quarter of 2004.

Operating income for the quarter was $82.4 million, up 9 percent from the year-ago period, before non-core gains and charges in both years. Strong growth in the U.S. was partially offset by a decline in operating income in the International segment. On a GAAP basis, operating income was $72.0 million, up 10 percent from the year-ago period.

See attached Schedule 3 for additional detail.

Net income before non-core gains and charges was $50.2 million for the quarter, up 11 percent from $45.1 million in the prior year period. On a GAAP basis, net income was $52.1 million, up 5 percent compared with $49.8 million in the prior year period.

See attached Schedule 3 for additional detail.

Free cash flow in the first quarter, excluding the impact of a $15.8 million legacy tax payment made during the quarter, was $78.1 million, up 18 percent from the prior year period. We define free cash flow as net cash provided by operating activities less capital expenditures and additions to computer software and other intangibles. Net cash provided by operating activities, excluding the $15.8 million legacy tax payment, was $82.7 million in the first quarter, up 16 percent from the prior year. On a GAAP basis, net cash provided by operating activities, which includes the $15.8 million legacy tax payment, was $66.9 million, down 6 percent from the prior period.

Share repurchases under the Company’s $400 million two-year share repurchase program totaled $39.2 million during the quarter.

The Company ended the quarter with $295.4 million of cash and cash equivalents.

PRESS RELEASE

First Quarter 2005 Segment Results

As outlined in the Company’s Annual Report on Form 10-K, for the year ending December 31, 2004, which was filed with the SEC on March 14, 2005, D&B began reporting the results of its business in Canada as part of its International Segment in the first quarter of 2005. Prior to 2005, the Canadian results were reported as part of the North America segment. The Company will now report results under the following two segments: United States (U.S.) and International.

All references to 2004 financial results in this release have been adjusted to reflect this change.

See attached schedule 7 for 2004 revenue and operating income results of the U.S. and International segments adjusted to reflect this change.

United States

Total and core revenue for the quarter was $263.2 million, up 9 percent from $242.2 million in the prior year period, all of which was organic.

U.S. total and core revenue results for the 2005 first quarter reflected the following by customer solution set:

•	Risk Management Solutions revenue of $164.7 million, up 6 percent;

•	Sales & Marketing Solutions revenue of $77.4 million, up 9 percent;

•	Supply Management Solutions revenue of $5.9 million, up 8 percent; and

•	E-Business Solutions revenue of $15.2 million, up 37 percent.

See attached Schedules 4 and 5 for additional detail.

Operating income for the quarter was $98.1 million, up 15 percent from the prior year quarter. Improvement in revenue in the U.S. segment and the benefits of the Company’s financial flexibility program contributed to the increase.

PRESS RELEASE

International

Core Revenue for the quarter was $78.1 million, up 11 percent (up 5 percent before the effect of foreign exchange) from $70.6 million in the prior year quarter.

International’s core revenue results for the first quarter of 2005 reflected the following by customer solution set:

•	Risk Management Solutions revenue of $67.4 million, up 16 percent (up 10 percent before the effect of foreign exchange);

•	Sales & Marketing Solutions revenue of $9.3 million, down 22 percent (down 25 percent before the effect of foreign exchange);

•	Supply Management Solutions revenue of $1 million, up 47 percent (up 38 percent before the effect of foreign exchange); and

•	E-Business Solutions revenue of $0.4 million.

See attached Schedules 4 and 5 for additional detail.

Total revenue for the quarter was $78.1 million, down 23 percent (down 27 percent before the effect of foreign exchange) compared with the prior year quarter revenue of $101.2 million. This decline was due to the impact of the divested international businesses that had revenue of $30.6 million in the first quarter of 2004.

See attached Schedule 6 for additional detail.

Operating income for the quarter was $1.9 million, as compared to $9.3 million, in the prior year quarter. This decline was primarily due to the lower than expected revenue in the U.K., loss of operating income associated with the divested international businesses, and changes in Italian legislation that affected the Company’s real estate information business in Italy.

PRESS RELEASE

Non-Core Gains and Charges

During the first quarter of 2005, the Company recorded net pre-tax, non-core charges of $10.4 million related to both the 2005 and 2004 financial flexibility initiatives and a non-core gain for taxes of $9 million related to tax benefits recognized upon the liquidation of dormant international entities whose assets were divested as part of the Company’s International strategy. The Company recorded net pre-tax, non-core charges related to 2004 financial flexibility initiatives in the first quarter of 2004 of $10.2 million.

D&B’s restructuring charges may be viewed as recurring as they are part of its financial flexibility initiatives. In addition to reporting GAAP results, the Company reports results before restructuring charges and other non-core gains and charges because they are not a component of its ongoing income or expenses and may have a disproportionately positive or negative impact on the results of its ongoing underlying business operations. For additional information, see the section titled “Use of Non-GAAP Financial Measures”, below.

Confirms 2005 Outlook

The Company confirmed the following full year guidance for 2005, which includes the expensing of stock options:

•	Core revenue growth of 6 percent to 8 percent, before the effect of foreign exchange;

•	Operating income growth before non-core gains and charges of 11 percent to 14 percent;

•	Diluted EPS of $3.39 to $3.49 before non-core gains and charges representing 14 percent to 17 percent growth;

•	Free cash flow of $265 million to $280 million before the impact of any payments made in connection with the Company’s legacy tax matters; and

•	Tax rate before non-core gains and charges of 36 percent to 37 percent.

PRESS RELEASE

D&B expects to expense stock options beginning in the third quarter of 2005. The annualized expense for stock options in 2005 is expected to be approximately $16 million, and therefore the Company expects to record an expense of approximately $8 million in the second half of 2005, or approximately $0.07 per share related to the expensing of stock options. This $0.07 per share is included in the guidance outlined above.

D&B does not provide revenue growth guidance on a GAAP basis because D&B is unable to predict the future movement of foreign exchange rates. Additionally, the Company does not provide EPS guidance, operating income growth, free cash flow or tax rate guidance on a GAAP basis because the Company is unable to predict the future impact of non-core gains and charges, such as restructuring charges and legacy tax matters, which are a component of the most comparable financial measures calculated in accordance with GAAP. Non-core gains and charges are uncertain and will depend on several factors, including industry conditions. The impact of these non-core gains and charges could be material to D&B’s results computed in accordance with GAAP.

Use of Non-GAAP Financial Measures

D&B reports non-GAAP financial measures in this press release and the Schedules attached. D&B reports core revenue and core revenue growth before the effects of foreign exchange. Additionally, the Company reports organic revenue growth and each of operating income, operating margin, net income, diluted earnings per share and tax rate (defined as Provision for Income Taxes divided by Income before Provision for Income Taxes ) before non-core gains and charges, and free cash flow. See “Item 1. Business – How We Evaluate our Performance” in the Company’s Annual Report on Form 10-K for the period ending December 31, 2004, filed March 14, 2005 with the SEC for a discussion of how the Company defines these measures, why it uses them and why it believes they provide useful information to investors. These measures are also defined in Schedule 3 attached to this earnings release.

PRESS RELEASE

First Quarter 2005 Teleconference

D&B will review its first quarter 2005 financial results in a conference call with the investment community on April 27, 2005, at 10 a.m. Eastern Time. Live audio, as well as a replay of the conference call and other related information, will be accessible on D&B’s Investor Relations Web site at http://investor.dnb.com.

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About D&B

D&B (NYSE: DNB), the leading provider of global business information, tools, and insight, has enabled customers to Decide with Confidence for over 160 years. D&B’s proprietary DUNSRight ™ quality process provides customers with quality information whenever and wherever they need it. This quality information is the foundation of D&B’s solutions that customers rely on to make critical business decisions. Customers use D&B Risk Management Solutions to mitigate risk, increase cash flow and drive increased profitability, D&B Sales & Marketing Solutions to increase revenue from new and existing customers, and D&B Supply Management Solutions to identify purchasing savings, manage risk and ensure compliance within the supply base. D&B’s E-Business Solutions help customers convert prospects to clients faster. For more information, please visit www.dnb.com.

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Forward-Looking and Cautionary Statements

The section titled “Confirms 2005 Outlook” of this press release contains projections of future results and other forward-looking statements that involve a number of trends, risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The following important factors could cause actual results to differ materially from those projected in such forward-looking statements.

PRESS RELEASE

Demand for D&B’s products is subject to intense competition, changes in customer preferences and, to a lesser extent, economic conditions which impact customer behavior. The Company’s results are also dependent upon its ability to:

•	reallocate expenses to invest for growth through its financial flexibility program while maintaining employee satisfaction;

•	accurately forecast cost increases associated with increasing revenue growth;

•	manage increasing regulatory requirements, such as those of Sarbanes-Oxley;

•	invest in its database and maintain its reputation for providing reliable data;

•	execute on its plan to improve the business model of its International segment and thereby improve its global data quality while realizing improved financial performance in that segment;

•	rely on its customers’ belief in the value of the DUNSRight TM quality process as a key driver of revenue growth;

•	protect against damage or interruptions affecting its database or its data centers; and

•	develop new products or enhance existing ones to meet customer needs.

In addition:

•	the Company’s ability to repurchase shares is subject to market conditions, including trading volume in the Company’s stock;

•	the Company’s projection for free cash flow in 2005 is dependent upon the Company’s ability to generate revenue, the Company’s collection processes, customer payment patterns and the amount and timing of payments related

PRESS RELEASE

to proceedings involving the Company, as more fully described in the Company’s filings with the SEC. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, “Note 7- Contingencies”, for a more detailed description of these payment obligations; and

•	the Company’s results, including operating income, are also subject to the effects of foreign economies, exchange rate fluctuations and U.S. and foreign legislative or regulatory requirements, and the adoption of new or changes in accounting policies and practices, including pronouncements by the Financial Accounting Standards Board or other standard setting bodies.

Developments in any of these areas could cause actual results to differ materially from those that have been or may be projected.

For a more detailed discussion of the trends, risks and uncertainties that may affect D&B’s operating and financial results and its ability to achieve the financial objectives discussed in this press release, readers should review the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, including the section titled “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (MD&A), and the subsection titled “Trends, Risks and Uncertainties” in the MD&A. Copies of the Company’s Annual Report on Form 10-K are available on its web site at www.dnb.com and on the SEC’s web site at www.sec.gov. D&B cautions that the foregoing list of important factors is not complete and does not undertake any obligation to update any forward-looking statements.

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Schedule 1

The Dun & Bradstreet Corporation
Consolidated Statement of Operations (unaudited) — As Reported

				Effects of
	Quarter Ended		AFX	Foreign	BFX
	March 31,		% Change	Exchange	% Change
Amounts in millions, except per share data	2005	2004	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)
Revenue:
U.S. (1)	$263.2	$242.2	9%	0%	9%
International (1)	78.1	70.6	11%	6%	5%

Core Revenue	341.3	312.8	9%	1%	8%
Divested Businesses (2)	—	30.6	N/M	N/M	N/M

Total Revenue	$341.3	$343.4	(1)%	1%	(2)%

Operating Income (Loss):
U.S.	$98.1	$85.3	15%
International	1.9	9.3	(80)%

Total Divisions	100.0	94.6	6%
Corporate and Other (3)	(28.0)	(29.1)	4%

Operating Income	72.0	65.5	10%

Interest Income	2.8	2.1	34%
Interest Expense	(5.3)	(4.6)	(16)%
Minority Interest	.7	—	N/M
Other Income (Expense) — Net (4)	(.2)	12.5	N/M

Non-Operating Income (Expense) — Net	(2.0)	10.0	N/M

Income before Provision for Income Taxes	70.0	75.5	(7)%
Provision for Income Taxes	18.1	25.7	30%
Equity in Net Income (Loss) of Affiliates	.2	—	N/M

Net Income (5)	$52.1	$49.8	5%

Basic Earnings Per Share of Common Stock	$.76	$.69	10%

Diluted Earnings Per Share of Common Stock (6)	$.73	$.66	11%

Weighted Average Number of Shares Outstanding:
Basic	68.5	71.9	5%

Diluted	71.4	74.8	5%

AFX — After Effects of Foreign Exchange

BFX — Before Effects of Foreign Exchange

N/M — Not Meaningful

See Schedule 3 (Notes to Schedules), which is an integral part of the consolidated statement of operations.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 2

The Dun & Bradstreet Corporation
Consolidated Statement of Operations (unaudited) — Before Non-Core Gains and Charges

				Effects of
	Quarter Ended		AFX	Foreign	BFX
	March 31,		% Change	Exchange	% Change
Amounts in millions, except per share data	2005	2004	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)
Revenue:
U.S. (1)	$263.2	$242.2	9%	0%	9%
International (1)	78.1	70.6	11%	6%	5%

Core Revenue	341.3	312.8	9%	1%	8%
Divested Businesses (2)	—	30.6	N/M	N/M	N/M

Total Revenue	$341.3	$343.4	(1)%	1%	(2)%

Operating Income (Loss):
U.S.	$98.1	$85.3	15%
International	1.9	9.3	(80)%

Total Divisions	100.0	94.6	6%
Corporate and Other (3)	(17.6)	(18.9)	7%

Operating Income	82.4	75.7	9%

Interest Income	2.8	2.1	34%
Interest Expense	(5.3)	(4.6)	(16)%
Minority Interest	.7	—	N/M
Other Income (Expense) — Net (4)	(.2)	0.8	N/M

Non-Operating Income (Expense) — Net	(2.0)	(1.7)	(24)%

Income before Provision for Income Taxes	80.4	74.0	9%
Provision for Income Taxes	30.4	28.9	(5)%
Equity in Net Income (Loss) of Affiliates	.2	—	N/M

Net Income (5)	$50.2	$45.1	11%

Basic Earnings Per Share of Common Stock	$.73	$.63	16%

Diluted Earnings Per Share of Common Stock (6)	$.70	$.60	17%

Weighted Average Number of Shares Outstanding:
Basic	68.5	71.9	5%

Diluted	71.4	74.8	5%

AFX — After Effects of Foreign Exchange

BFX — Before Effects of Foreign Exchange

N/M — Not Meaningful

See Schedule 3 (Notes to Schedules) for a definition of Non-GAAP measures and a reconciliation of non-core gains and charges.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 3

The Dun & Bradstreet Corporation
Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures

(1)	On January 1, 2005, we began managing our business in Canada in the International segment and have conformed historical amounts to reflect the new segment structure.

(2)	2004 includes revenues from the Company’s operations in France, Iberia (Spain and Portugal), Nordic (Sweden, Denmark, Norway and Finland), Germany, Austria, Switzerland, Poland, Hungary, the Czech Republic, India and Distribution Channels in Pakistan and the Middle East.

(3)	The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:

	Quarter Ended
	March 31,		% Change
Amounts in millions	2005	2004	Fav/(Unfav)
Corporate and Other — As Reported (Schedule 1)	$(28.0)	$(29.1)	4%

Restructuring Charge-2004 Financial Flexibility Program	(2.2)	(10.2)	N/M
Restructuring Charge-2005 Financial Flexibility Program	(8.2)	—	N/M

Corporate and Other — Before Non-Core Gains and Charges (Schedule 2)	$(17.6)	$(18.9)	7%

(4)	The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:

	Quarter Ended
	March 31,		% Change
Amounts in millions	2005	2004	Fav/(Unfav)
Other Income (Expense)-Net — As Reported (Schedule 1)	$(.2)	$12.5	N/M

Gain on Sales of Operations in Nordic (Sweden, Denmark, Norway and Finland)	—	7.9	N/M
Gain on Sales of Operations in India and Distribution Channels in Pakistan and the Middle East	—	3.8	N/M

Other Income (Expense)-Net — Before Non-Core Gains and Charges (Schedule 2)	$(.2)	$.8	N/M

Schedule 3

The Dun & Bradstreet Corporation
Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures

(5)	The following table reconciles Net Income included in Schedule 1 and Schedule 2:

	Quarter Ended
	March 31,		% Change
Amounts in millions	2005	2004	Fav/(Unfav)
Net Income — As Reported (Schedule 1)	$52.1	$49.8	5%

Restructuring Charge-2004 Financial Flexibility Program	(1.5)	(6.8)	N/M
Restructuring Charge-2005 Financial Flexibility Program	(5.6)	—	N/M
Gain on Sales of Operations in Nordic (Sweden, Denmark, Norway and Finland)	—	9.6	N/M
Gain on Sales of Operations in India and Distribution Channels in Pakistan and the Middle East	—	1.9	N/M
Tax Benefits Recognized Upon the Liquidation of Dormant International Corporations	9.0	—	N/M

Net Income — Before Non-Core Gains and Charges (Schedule 2)	$50.2	$45.1	11%

(6)	The following table reconciles Diluted Earnings Per Share included in Schedule 1 and Schedule 2:

	Quarter Ended
	March 31,		% Change
	2005	2004	Fav/(Unfav)
Diluted EPS — As Reported (Schedule 1)	$.73	$.66	11%

Restructuring Charge-2004 Financial Flexibility Program	(.02)	(.09)	N/M
Restructuring Charge-2005 Financial Flexibility Program	(.08)	—	N/M
Gain on Sales of Operations in Nordic (Sweden, Denmark, Norway and Finland)	—	.13	N/M
Gain on Sales of Operations in India and Distribution Channels in Pakistan and the Middle East	—	.02	N/M
Tax Benefits Recognized Upon the Liquidation of Dormant International Corporations	.13	—	N/M

Diluted EPS — Before Non-Core Gains and Charges (Schedule 2)	$.70	$.60	17%

N/M — Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

*Total revenue excluding the revenue of divested businesses is referred to as “core revenue.” Core revenue includes the revenue from acquired businesses from the date of acquisition;

*Core revenue growth, excluding the effects of foreign exchange, is referred to as “revenue growth before the effects of foreign exchange.” We also separately analyze core revenue growth before the effects of foreign exchange among two components, “organic core revenue growth” and “core revenue growth from acquisitions;”

*Results (such as operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) excluding restructuring charges (whether recurring or non-recurring) and certain other items that we consider do not reflect our underlying business performance. We refer to these restructuring charges and other items as “non-core gains and (charges);” and

*Net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles is referred to as “free cash flow.”

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 4

The Dun & Bradstreet Corporation
Supplemental Financial Data (unaudited)

				Effects of
	Quarter Ended		AFX	Foreign	BFX
	March 31,		% Change	Exchange	% Change
Amounts in millions	2005	2004	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)
Geographic and Customer Solution Set Revenue:
U.S.:
Risk Management Solutions	$164.7	$154.8	6%	0%	6%
Sales & Marketing Solutions	77.4	70.8	9%	0%	9%
Supply Management Solutions	5.9	5.5	8%	0%	8%
E-Business Solutions	15.2	11.1	37%	0%	37%

Core Revenue	263.2	242.2	9%	0%	9%
Divested Businesses	—	—	N/M	N/M	N/M

Total U.S.	263.2	242.2	9%	0%	9%

International:
Risk Management Solutions	67.4	58.0	16%	6%	10%
Sales & Marketing Solutions	9.3	11.9	(22)%	3%	(25)%
Supply Management Solutions	1.0	.7	47%	9%	38%
E-Business Solutions	.4	—	N/M	N/M	N/M

Core Revenue	78.1	70.6	11%	6%	5%
Divested Businesses	—	30.6	N/M	N/M	N/M

Total International	78.1	101.2	(23)%	4%	(27)%

Total Corporation:
Risk Management Solutions	232.1	212.8	9%	2%	7%
Sales & Marketing Solutions	86.7	82.7	5%	1%	4%
Supply Management Solutions	6.9	6.2	12%	1%	11%
E-Business Solutions	15.6	11.1	40%	0%	40%

Core Revenue	341.3	312.8	9%	1%	8%
Divested Businesses	—	30.6	N/M	N/M	N/M

Total Revenue	$341.3	$343.4	(1)%	1%	(2)%

Operating Costs:
Operating Expenses	$95.1	$103.2	8%
Selling and Administrative Expenses	155.2	152.5	(2)%
Depreciation and Amortization	8.6	12.0	29%
Restructuring Expense	10.4	10.2	(2)%

Total Operating Costs	$269.3	$277.9	3%

Capital Expenditures	$3.1	$3.2	3%

Additions to Computer Software & Other Intangibles	$1.5	$1.7	12%

Schedule 4

The Dun & Bradstreet Corporation
Supplemental Financial Data (unaudited)

Amounts in millions	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004
Net Debt Position:
Cash and Cash Equivalents (6)	$295.4	$252.9	$193.8	$217.2	$197.4
Notes Payable	—	—	—	—	—
Short-Term Debt	(299.9)	—	—	—	—
Long-Term Debt	—	(300.0)	(299.9)	(299.9)	(299.9)

Net Debt	$(4.5)	$(47.1)	$(106.1)	$(82.7)	$(102.5)

(6) In addition to Cash and Cash Equiv. we had the following net (investments) redemptions in Marketable Securities	$48.2	$6.0	$7.9	$3.0	$(87.7)

	Year-To-Date
			% Change
Amounts in millions	Mar 31, 2005	Mar 31, 2004	Fav/(Unfav)
Free Cash Flow:
Net Cash Provided By Operating Activities (As Reported)	$66.9	$71.2	(6)%
Less:
Capital Expenditures (As Reported)	3.1	3.2	3%
Additions to Computer Software & Other Intangibles (As Reported)	1.5	1.7	12%

Free Cash Flow	62.3	66.3	(6)%
Add: Legacy Tax Payment	15.8	N/M	N/M

Free Cash Flow excluding the effect of the Legacy Tax Payment	$78.1	$66.3	18%

	Quarter
	Ended	Year Ended	Quarter Ended
	Mar 31, 2005	Dec 31, 2004	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004
Reconciliation of Organic Revenue Growth:
Total Revenue AFX	(1)%	2%	(4)%	0%	5%	9%
Less: Favorable Effects of Foreign Exchange	1%	3%	2%	2%	4%	4%

Total Revenue BFX	(2)%	(1)%	(6)%	(2)%	1%	5%
Add: Effect of Divested Businesses BFX	10%	9%	12%	10%	7%	5%

Core Revenue BFX	8%	8%	6%	8%	8%	10%
Less: Acquisition Revenue BFX	1%	1%	0%	0%	0%	3%

Organic Revenue BFX	7%	7%	6%	8%	8%	7%

AFX — After Effects of Foreign Exchange

BFX — Before Effects of Foreign Exchange

N/M — Not Meaningful

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 5

The Dun & Bradstreet Corporation
Revenue Reconciliation and Detail (unaudited)
Quarter Ended March 31, 2005

	Quarter Ended March 31, 2005 vs. 2004
				Traditional/VAPs as a
	AFX	Effects of	BFX	% of Total Customer Solution Sets/Core
	% Change	Foreign	% Change	2005		2004
Revenue	Fav/(Unfav)	Exchange	Fav/(Unfav)	% Product	Line/Core	% Product	Line/Core
U.S.:
Risk Management Solutions:
Traditional	5%	0%	5%	79%	50%	80%	51%
VAPs	12%	0%	12%	21%	13%	20%	13%
Total Risk Management Solutions	6%	0%	6%		63%		64%
Sales & Marketing Solutions:
Traditional	14%	0%	14%	46%	13%	44%	13%
VAPs	6%	0%	6%	54%	16%	56%	16%
Total Sales & Marketing Solutions	9%	0%	9%		29%		29%
Supply Management Solutions	8%	0%	8%		2%		2%
E-Business Solutions	37%	0%	37%		6%		5%
Core Revenue	9%	0%	9%
Divested Businesses	N/M	N/M	N/M

Total U.S.	9%	0%	9%

International:
Risk Management Solutions:
Traditional	17%	7%	10%	91%	78%	90%	74%
VAPs	10%	6%	4%	9%	8%	10%	8%
Total Risk Management Solutions	16%	6%	10%		86%		82%
Sales & Marketing Solutions:
Traditional	(40)%	3%	(43)%	53%	7%	68%	12%
VAPs	16%	4%	12%	47%	6%	32%	5%
Total Sales & Marketing Solutions	(22)%	3%	(25)%		13%		17%
Supply Management Solutions	47%	9%	38%		1%		1%
E-Business Solutions	N/M	N/M	N/M		0%		0%
Core Revenue	11%	6%	5%
Divested Businesses	N/M	N/M	N/M

Total International	(23)%	4%	(27)%

Total Corporation:
Risk Management Solutions:
Traditional	9%	2%	7%	82%	56%	83%	56%
VAPs	11%	1%	10%	18%	12%	17%	12%
Total Risk Management Solutions	9%	2%	7%		68%		68%
Sales & Marketing Solutions:
Traditional	3%	1%	2%	47%	12%	48%	12%
VAPs	7%	0%	7%	53%	13%	52%	14%
Total Sales & Marketing Solutions	5%	1%	4%		25%		26%
Supply Management Solutions	12%	1%	11%		2%		2%
E-Business Solutions	40%	0%	40%		5%		4%
Core Revenue	9%	1%	8%
Divested Businesses	N/M	N/M	N/M

Total Corporation	(1)%	1%	(2)%

AFX — After Effects of Foreign Exchange

BFX — Before Effects of Foreign Exchange

N/M — Not Meaningful

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 6

The Dun & Bradstreet Corporation
Effect of Divestitures on International Results (unaudited)

	2005	2004					Row #
Amounts in Millions	Q1	Q1	Q2	Q3	Q4	Full Year
International:
Total Revenue as Reported	$78.1	$92.9	$104.5	$85.4	$92.9	$375.7	1
Less Divested Businesses:
Israel (August 2003)							2
Nordic (December 2003)							3
India (February 2004)		1.1				1.1	4
Central Europe (April 2004)		12.9	10.7			23.6	5
France (October 2004)		9.8	10.8	8.9	3.4	32.9	6
Iberia (October 2004)		6.8	7.3	5.4	2.4	21.9	7

Divested Businesses *	—	30.6	28.8	14.3	5.8	79.5	8

Core Revenue as Reported in 2004	N/A	62.3	75.7	71.1	87.1	296.2	9
Add Canada	N/A	8.3	9.3	7.6	8.2	33.4	10

Core Revenue with Canada AFX *	$78.1	$70.6	$85.0	$78.7	$95.3	$329.6	11

*	Total Revenue, Divested Business Revenue and Core Revenue for the International segment can be found on Schedule 4.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 7

The Dun & Bradstreet Corporation
Effect of Segment Change — Canada from North America to International (unaudited)

	2004					Row #
Amounts in Millions	Q1	Q2	Q3	Q4	Full Year
North America Core Revenue as Reported in 2004	$250.5	$245.4	$247.8	$294.6	$1,038.3	1
Less Canada	8.3	9.3	7.6	8.2	33.4	2

U.S. Core Revenue	$242.2	$236.1	$240.2	$286.4	$1,004.9	3

	2004
Amounts in Millions	Q1	Q2	Q3	Q4	Full Year
International Core Revenue as Reported in 2004	$62.3	$75.7	$71.1	$87.1	$296.2	4
Add Canada	8.3	9.3	7.6	8.2	33.4	5

International Core Revenue with Canada	$70.6	$85.0	$78.7	$95.3	$329.6	6

	2004
Amounts in Millions	Q1	Q2	Q3	Q4	Full Year
North America Operating Income as Reported in 2004	$87.5	$73.0	$82.4	$122.4	$365.3	7
Less Canada	2.2	2.8	1.4	4.0	10.4	8

U.S. Operating Income	$85.3	$70.2	$81.0	$118.4	$354.9	9

	2004
Amounts in Millions	Q1	Q2	Q3	Q4	Full Year
International Operating Income as Reported in 2004	$7.1	$20.2	$12.1	$24.9	$64.3	10
Add Canada	2.2	2.8	1.4	4.0	10.4	11

International Operating Income with Canada	$9.3	$23.0	$13.5	$28.9	$74.7	12

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.